LGBTQ + ESG100 ETF Trading Symbol: LGBT Listed on Nasdaq, Inc.	Summary Prospectus May 14, 2021 www.PALETFs.com
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 14, 2021, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.PALETFs.com. You can also get this information at no cost by calling 1-866-690-3837 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The LGBTQ + ESG100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the LGBTQ100 ESG Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses (2)	0.00%
Total Annual Fund Operating Expenses	0.75%
(1) Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund or will be paid by the Fund in its first year of operation, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.
(2) “Other Expenses” are based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$240
Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the end of its prior fiscal year, no portfolio turnover rate is provided for this Fund.

Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in components of the Underlying Index. The Underlying Index is comprised of securities screened to support LGBTQ or ESG positions. The Fund also may invest up to 20% of its assets in instruments other than the components of the Underlying Index, including shares of other investment companies, cash and cash equivalents, as well as in securities not included in the Underlying Index, but which it believes will help the Fund track the Underlying Index.
The Fund uses a passive management strategy designed to track the performance of the Underlying Index. The Fund intends to replicate the Underlying Index, meaning it intends to invest in substantially all of the Underlying Index components in approximately the same proportions as the Underlying Index. The Fund reserves the right to use a representative sampling strategy to track the performance of the Underlying Index, which involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index. The correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index is expected to be 95% or better over time. A figure of 100% would indicate perfect correlation.
As further discussed below, the Underlying Index represents the top 100 U.S. companies that:
•nurture and promote equality in the workplace for employees of all gender and sexual orientation;
•have a history of consistently strong financial performance; and
•either (1) have a strong track record of loyalty and brand awareness among the US-based LGBTQ community or (2) observe high standards on environmental, social and governance issues.
The Underlying Index represents the top 100 U.S. companies that nurture and promote equality in the workplace for employees of all gender and sexual orientation, have a strong track record of loyalty and brand awareness among the US-based LGBTQ community, and have a history of consistently strong financial performance. The Underlying Index attempts to capture market outperformance of these companies as compared to their competition.
Loyalty Preference Index Inc. (the “Index Provider”) constructs the Underlying Index by starting with an investable universe (the “Index Universe”) first drawn from those Fortune 1000 companies earning a 100% rating according to an annual self-reported survey conducted by a national LGBT advocacy organization. The self-reporting survey seeks to score companies based on three pillars: (1) non-discrimination policies across business entities; (2) equitable benefits for LGBTQ workers and their families; and (3) supporting an inclusive culture and corporate social responsibility. These companies are then screened so that only those that also are among the top 500 publicly-listed U.S. corporations by market capitalization are included in the Index Universe.
The Index Provider, in constructing the Underlying Index, first screens the Index Universe to exclude companies based on their FactSet Revere Business Industry Classification System (“RBICS”) industry involvement in Guns, Tobacco, Pornography, or Weapons of Mass Destruction or that generates over two-thirds of its revenue from the RBICS Gaming industry. The remaining companies are then screened for superior fundamentals, low price volatility and high market liquidity (the “Fundamentals and Liquidity Screening”) as follows:
•six months minimum age of listing;
•average monthly turnover of traded shares for prior 12 months of at least $1.5 billion;
•liquidity of at least 0.2% for nine of the last 12 months as measured by median daily trading volume divided by free float adjusted issued shares (i.e., shares readily available to the market and not held by company insiders); and
•12-month average month end free-float market value at least $7.5 billion.
The companies remaining after the Fundamentals and Liquidity Screening are then further screened for Underlying Index eligibility based on satisfactory scoring for either environmental, social and governance issues (the “ESG Group”) or LGBTQ brand loyalty and support (the “LGBTQ Brand Loyalty & Support Group”). In the case of companies in the RBICS Gaming or Entertainment industries, such companies will only be eligible if they belong to both the ESG Group and the LGBTQ Brand Loyalty & Support Group.
To be eligible for the ESG Group, the constituent’s ESG Rating score - as provided by Institutional Shareholder Services - must be within the top three quartiles for the year. To be eligible for the LGBTQ Brand Loyalty & Support Group, a company must have a composite score, determined by the Underlying Index’s maintenance agent, Fuzzy Logix LLC (“Fuzzy Logix”), greater than the 25th percentile based on the results of a survey conducted by The Harris Poll, a third party.

The Harris Poll surveys the U.S. LGBTQ community with respect of companies that pass Fundamentals and Liquidity Screening for (1) brand awareness, (2) brand image, (3) brand loyalty and (4) LGBTQ community support. The Harris Poll annually surveys approximately 150,000 self-identified members of the approximately 11.5 million member U.S. LGBTQ community. Harris Poll receives completed survey responses that are then used by Fuzzy Logix to determine LGBTQ Brand Loyalty & Support Group eligibility. First, it disregards a respondent’s survey results of a company where no brand awareness is indicated and then ranks companies based on composite scoring for The Harris Poll’s survey results on brand image, brand loyalty and LGBTQ community support. Fuzzy Logix’s methodology renders ineligible for the Underlying Index any company that scores less than the 25th percentile on a Harris Polls question about supporting LGBTQ causes.
The number of Underlying Index components is fixed at 100. All companies deemed eligible for the Underlying Index by ESG Group and/or LGBTQ Brand Loyalty & Support Group membership, as the case may be, are then ranked according to sales growth from highest to lowest growth over the prior one year period. The top two companies of each of the 11 RBICS sectors based on Fuzzy Logix scoring of the LGBTQ Brand Loyalty & Support Group are automatically included in the Underlying Index. The remaining 88 positions are filled by the remaining highest sales growth eligible companies, without regard to RBICS sector, until 100 Underlying Index components have been selected.
Underlying Index components are then weighted by a composite weighting formula that measures inverse of volatility (40%), the free float adjusted market capitalization (30%) and the price to earnings ratio (30%) of each Underlying Index component. This weighting methodology is further subject to the following rules: no single RBICS sector is allowed to represent a combined weight of more than 25% of the Underlying Index; and no individual Underlying Index component is allowed to have a weight greater than 5% of the Underlying Index.
The Underlying Index is reconstituted annually and rebalanced quarterly. As of January 31, 2021, the Underlying Index consisted of 100 securities, which had capitalizations ranging from $6 billion to $2,256 billion, an average market capitalization of $164 billion and a median market capitalization of $72 billion. As of that date, the Underlying Index had significant exposure to the technology sector (25.7%), healthcare sector (17.5%) and finance sector (12.7%). The components of the Underlying Index and the percentages represented by various sectors in the Underlying Index may change overtime. The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its assets) to approximately the same extent that the Underlying Index is concentrated.
Under normal circumstances, the Fund will invest at least 80% of its total assets, at all times, in LGBTQ Brand Loyalty & Support Group securities and ESG Group securities.
Principal Investment Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. The Fund is not a complete investment program. Therefore, investors should consider carefully the following risks before investing in the Fund.
Management Risk. To the extent the Fund does not replicate the Underlying Index, it is subject to management risk. This is the risk that its security selection or trading process, which is subject to a number of constraints, may not produce the intended results. Alternatively, to the extent the Fund replicates the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.
ESG Investment Focus Risk. A strategy or emphasis on ESG factors may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus or the market generally.
Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other funds that invest in a broader array of securities. Although the Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.
Tracking Error Risk. Tracking error is the divergence of a fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the applicable underlying index, pricing differences (including, as applicable, differences between a security’s price at the market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices, the Fund’s ability to track the Underlying Index may be adversely affected.

Preference Investing Risk. Investing based on consumer preferences is subject to the risk that consumer preferences may change, potentially unexpectedly and rapidly. It can also be difficult to accurately assess or predict consumer preferences and surveys may not accurately capture them.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.
Representative Sampling Risk. To the extent used by the Fund, a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.
Technology Sector Risk. The technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The value of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.
Healthcare Sector Risk. The healthcare sector includes health care providers and services, companies that manufacture and distribute healthcare equipment and supplies, and healthcare technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the healthcare sector. The prices of the securities of companies operating in the healthcare sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Finance Sector Risk. The finance sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes financial exchanges, financial data vendors, and mortgage REITs. The Fund is subject to the risk that the securities of such issuers will underperform the entire market due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the finance sector. Companies operating in the finance sector are subject to extensive government regulation, which may limit their ability to leverage their capital. Interest rates and banking fees are also regulated by federal and state authorities. Profitability is largely dependent on the availability and the cost of deposit funds and reserve requirements required by statues and can fluctuate significantly when interest rates change, or the sector faces increased competition from less regulated competitors. The finance sector is also affected by regulatory changes that require significant ongoing technology investments in legacy system to meet the regulatory reporting needs.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the “Creations and Redemptions” section of this prospectus (this “Prospectus”)), a third-party investor, the Fund’s adviser, subadviser or an affiliate thereof, or a fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, subadviser, distributor, index provider, index calculation agent, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact their business operations, potentially resulting in financial losses. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, index provider, index calculation agent, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Common stocks are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than holders of preferred stock and debt securities because common stockholders’ claims are subordinated to holders of preferred stock and debt securities upon the bankruptcy of the issuer.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
New Adviser Risk. The Adviser is a newly organized investment adviser and has limited operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.
Passive Investment Risk. The Fund is not actively managed, and it generally does not attempt to take defensive positions under any market conditions, including declining markets.
Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. A shareholder may purchase Shares at a time when the market price is at a premium to the NAV and sell Shares at a time when the market price is at a discount to the NAV.
Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund has not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this Prospectus), the Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, which invest in non-U.S. securities or other securities or instruments that are less widely traded.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic. The spread of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV.
Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants (as defined below) may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.
Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.PALETFs.com.
Management
Investment Adviser. ProcureAM, LLC will serve as the investment adviser of the Fund and has selected Penserra Capital Management LLC (“Penserra”) as the subadviser for the Fund. Penserra will perform all the required adviser services needed by the Fund under the supervision of ProcureAM, LLC.
Portfolio Manager. Dustin Lewellyn, Ernesto Tong and Anand Desai of Penserra have been appointed as the Fund’s portfolio managers. They have been portfolio managers of the Fund since its inception in May 2021.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor and accepted by the Fund’s transfer agent. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.PALETFs.com.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s investment adviser, subadviser, sponsor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.